Exhibit 99.1
J.P. Morgan 2011 Insurance Conference March 29, 2011

Forward-Looking Statements & Safe Harbor This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements". In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as "may," "might," "will," "should," "expect," "plan," "intend," "estimate," "anticipate," "believe," "predict," "potential" or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. 2

Agenda Executive Summary Financial Results and Strength Investments Peer Comparison / Conclusion Appendix 3

Allied World's Franchise Consistently strong / industry leading results Experienced executive management team Diversified mix of business with global operations Strong risk management culture Excellent capitalization / active capital management Significant investment income returns Rated "A" (Excellent) by A.M. Best Well-diversified Property and Casualty Insurer and Reinsurer with Significant Geographic Reach 4

Operating Segments U.S. Insurance Major Product Lines: Healthcare: Offer significant industry expertise in both primary and excess coverages; General Casualty & Product Liability: Specialty insurance products; Professional Liability: D&O, employment practices, fiduciary and E&O; Property: Cat and non-cat exposed International Insurance Major Product Lines: General & Product Liability: Specialty insurance products; Professional Liability: D&O, employment practices, fiduciary and E&O; Property: Physical property and business interruption coverage for commercial risks; Healthcare: Strong presence with healthcare facilities and managed care organizations Reinsurance Major Product Lines: General Casualty Professional Liability Property per risk Property Catastrophe International Accident and Health Operating platforms in Bermuda, Europe, Hong Kong, Singapore and the United States Full Year 2010 Gross Premiums Written 5

Customer focus Moving closer to clients in certain lines and markets Demonstrate expertise in markets in which we underwrite Become "go to" market for targeted lines and classes of business such as healthcare and construction Diversified insurance and reinsurance products offered across global platform with operations in the U.S., Bermuda, Lloyd's, Europe and Asia Insurance and casualty emphasis with strong reinsurance and property capabilities Strong risk management controls Our Key Business Strategies Leading specialty insurance company with broad range of product offerings, global capabilities and significant U.S. focus 6 * Includes healthcare-related program business Full Year 2010 GPW: $ 1,758 MM 70% Insurance / 30% Reinsurance 76% Casualty / 24% Property

Active Capital Management Improves Shareholder Value * Excludes $243.8 million syndicated loan which was repaid on February 23, 2009 7 Diluted book value per share has more than doubled since 2006 Capital Management History $167 million of common dividends paid since going public in 2006 $563 million of shares repurchased from AIG in December 2007 Planned $500 million of share repurchases $239 million of shares repurchased in 2010 $505 million of shares and warrants repurchased from founders in 2010 $300 million in ten-year senior notes issued in November 2010 (In millions, except for per share amounts)

Market Conditions Competitive Pricing Environment Global economic downturn continues to dampen insurance industry operating environment Insurable exposures have shrunk and less overall coverage is being sought Excess capital, benign loss conditions and economic environment have resulted in a "buyer's market" Newer market entrants continue to drive rate decreases to gain market share Casualty and property rates continue to decline Continued erosion of terms and conditions Reinsurance Capacity Excess capacity continues to drive competition in all lines of business Opportunities still exist, although at thinner margins Reinsurers remain aggressive when trying to stay on existing programs Inflationary Pressures Low interest rates result in investment portfolios generating less investment income Insurers managing against deflation in short term while forecasting inflation over long term 8

Direct U.S. insurance initiatives Deepened underwriting talent in U.S. operations and expanded regional presence; now with nine branch office locations throughout the U.S. Expanded primary business profile and capabilities - improves cycle management capabilities by increasing access to attractive, less price-sensitive, small account primary business including healthcare Expanded presence in Europe and Asia Have international offices in London, Dublin, Switzerland, Hong Kong and Singapore which positions the company to meet developing opportunities and build out a global platform Established Lloyd's syndicate in 2nd quarter 2010, giving company greater access to Asia and Latin America Completed redomestication to Switzerland in 4th quarter 2010 Reduced writings in lines that did not meet our underwriting requirements Scaled back energy, international property and certain financial institution professional liability business Established U.S. reinsurance company Increased access to U.S. regional business and "decision makers" 9 Positioned to Succeed Allied World has significantly expanded its operations and built a business more focused on primary, small and medium account business New product and geographic expansion initiatives contributed almost $200 million to gross premiums written in 2010

Superior Execution in a Challenging Marketplace Consistently Strong Operating Performance Strong Operating Income over last five years, $398 million in 2010 despite $164.6 million of losses from major events Favorable Reserve Development - Each of last 7 years, $313.3 million in 2010 Strong Investment Returns - $559 million (7.9%) total net investment return* in 2009, $469 million (6.1%) in 2010 Operating Cash Flows - $451 million in 2010 Book Value Growth - Book value per share has increased 141% since the company went public in 2006 10 * Total net investment return includes net investment income, net realized gains, net change in unrealized gains and net impairment charges recognized in earnings. The percentage return is calculated by taking the total net investment return for the year divided by the average aggregate invested assets for the year. Strong Capital Base Total capital increased 4% in 2010 to $3.9 billion due to net income and the debt issuance for the year more than offsetting the company's capital management actions

Agenda Executive Summary Financial Results and Strength Investments Peer Comparisons / Conclusion Appendix 11

Financial Highlights Operating Results 2010 2009 2008 Net Income $665 MM $607 MM $108 MM Operating Income $398 MM $538 MM $455 MM Net Income Return on Average Equity 21.9% 22.6% 8.3% Operating Return on Average Equity 13.1% 20.0% 20.6% Combined Ratio 84.9% 76.1% 84.1% Cash flow from Operations $451.3 MM $668 MM $657 MM Operating Earnings Per Diluted Share $7.97 $10.34 $8.90 Ending Diluted Book Value per Share $74.29 $59.56 $46.05 Growth in Diluted Book Value Per Share 25% 29% 8% Allied World has reported very strong results despite competitive landscape, financial turbulence and catastrophe activity 12

Annualized Operating ROE 25.8% 22.1% 20.6% 20.0% 13.1% Combined ratios consistently below 85% and better than peer group Operating income consistently in $400 million range or higher despite industry challenges Consistently strong operating return on average equity 2010 impacted by $164.6 million from catastrophic and major event losses 13 Consistent Operating Performance - Over our first five years as a public company * Peers include ALTE, ACGL, AGII, AHL, AXS, ENH, HCC, MKL, OB, RLI, THG, NAVG, and WRB. Source: SNL Financial. Based on information available on February 23, 2011. Operating Income and Combined Ratio vs. Peer Average

Strong Underwriting Results

Underwriting performance has been strong since our inception

Historical Loss Ratio's Through December 31, 2010 ($MM)*

AY	2002	2003	2004	2005	2006	2007	2008	2009	2010	CY Total
CY Original Loss Ratio	70.1%	65.3%	75.9%	103.1%	59.6%	58.4%	55.5%	45.9%	52.1%	
Prior Year Development	0.0%	-4.9%	-5.8%	-3.6%	-8.2%	-10.2%	-24.5%	-18.8%	-23.1%	
AY Original Loss Ratio	70.1%	70.1%	81.7%	106.7%	67.7%	68.6%	80.0%	64.7%	75.1%	
2002										
2003	$ (56.8)									$ (56.8)
2004	(26.7)	$ (52.7)								$ (79.4)
2005	(8.4)	(45.7)	$ 5.6							$ (48.5)
2006	(16.5)	(43.1)	(45.3)	$ (8.2)						$ (113.0)
2007	6.2	(33.8)	(76.9)	(6.2)	$ (26.1)					$ (136.9)
2008	(8.9)	(87.9)	(100.3)	(73.8)	(7.8)	$ (33.9)				$ (312.6)
2009	(16.5)	(57.2)	(118.1)	(102.5)	11.6	2.4	$ 32.2			$ (248.0)
2010	4.4	(10.9)	(57.0)	(146.7)	(54.4)	(24.8)	(22.6)	$ (1.2)		$ (313.4)
Subsequent Development	$ (123.4)	$ (331.2)	$ (392.0)	$ (337.5)	$ (76.7)	$ (56.3)	$ 9.6	$ (1.2)		$ (1,308.6)
Loss Ratio Points	-28.4%	-28.3%	-28.6%	-24.9%	-5.5%	-4.2%	0.8%	-0.1%		
AY Developed	41.6%	41.8%	53.1%	81.8%	62.2%	64.4%	80.8%	64.6%	75.1%	
Cat Losses			16.4%	28.3%			10.2%		7.2%	
AY Developed EX Cat Losses	41.6%	41.8%	36.7%	53.5%	62.2%	64.4%	70.6%	64.6%	67.9%	
Case Incurred through 2010 YE	** 39.5%	33.5%	44.3%	59.0%	34.0%	36.2%	41.2%	17.8%	24.3%	
Remaining IBNR / EP Ratio @ 2010 YE	2.1%	8.4%	8.9%	22.8%	28.2%	28.2%	39.6%	46.8%	50.8%	

* Pro-forma including Darwin development since inception

** Case incurred ratios by year are not directly comparable to our financial statements as reinsurance case incurred losses shown above are on a treaty year basis

14

Net reserves about 4.7% above mid-point of range at December 31, 2010 Over $1.3 billion net favorable reserve development since inception (including Darwin development) 76% of reserves are IBNR Net Loss & LAE Reserve Mix at December 31, 2010 Case U.S. Insurance, 5% IBNR International Insurance 33% Case International Insurance, 10% IBNR Reinsurance 22% Case Reinsurance, 9% IBNR U.S. Insurance 21% December 31, 2010 Total: $4.0B Net Prior Year Reserve Releases ($MM) Range of Net Reserves at December 31, 2010 ($MM) Prudent Reserving Philosophy 15

Agenda Executive Summary Financial Results and Strength Investments Peer Comparison/ Conclusion Appendix 16

(CHART) Investment Portfolio: Where We've Been 17 We have actively managed the portfolio exposures , including: Exposure to rates Exposure to spread assets Exposure to non-fixed income assets Always within stated risk appetite

Investment Portfolio: Where We've Been -Yield and Duration 2.8 years 3.5 years 2.5 years 2.7 years AWH Duration: Long AWH Duration: Short AWH Duration: 12/31/10 Source: Bloomberg 18 We've managed our duration to take advantage of peaks and valleys of interest rate levels

Investment Portfolio: Where We've Been -Treasury Allocations and Subsequent Quarter "Excess Returns" 19 Source: Barclay's Average Treasury Holdings = 25% * Subsequent excess return is depicted on a one quarter lag "Excess return" is the return of a security or sector minus the return of a similar duration, risk-free security We've increased Treasury allocations prior to spread assets widening (CHART)

(CHART) 12/31/07 12/31/08 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 Non-Core Fixed Income % of Total Portfolio 5.1% 1.8% 4.9% 6.2% 7.7% 8.6% 9.1% Non-Core Fixed Income Holdings Investment Portfolio: Where We've Been -Diversifying the Risk 20 Total Portfolio Return Analysis

Investment Portfolio: Where are we Today? -Economic Backdrop: Economic Growth is Picking Up Manufacutring Trend (ISM) 21 Consumer Confidence Nonfarm Payrolls Housing Prices Source: Bloomberg ?

Investment Portfolio: Where are we Today? -Economic Backdrop: Are we Sowing the Seeds of Inflation? 22 Source: Bloomberg GDP CPI Capacity Utilization U.S. Unemployment ?

Portfolio diversity minimized the downside risk in 4th quarter 2010 U.S. Treasury market vulnerable with U.S. Government financing needs Risk asymmetry remains in place Portfolio Summary - December 31, 2010 Investment Portfolio: Where are we Today? Total: $8.0 B Portfolio Yield: 3.3% Duration: 2.7 years YTD Total Portfolio Return: 6.1% Average Credit Quality is AA 23

Investment Portfolio: Where do We Go? -Are Interest Rates Attractive? It is difficult for rates to go "below" zero, therefore there is more downside risk than upside potential 24

25 Investment Portfolio: Where do We Go? -High Yield? High Yield Spreads look reasonable. Absolute yield levels look expensive... Source: Barclay's

26 Investment Portfolio: Where do We Go? -High Yield? (CHART) ....And prices are at all time highs Source: Barclay's

27 Investment Portfolio: Where do We Go? -Equities? Source: Neuberger Berman Equities look attractive vs. credit

28 Investment Portfolio: Where do we Go? "Given our forecast for sustained upward pressure on interest rates, you can expect us to continue to execute this investment diversification strategy and likely increase our equity and alternatives holdings over time."

Agenda Executive Summary Financial Results and Strength Investments Peer Comparison / Conclusion Appendix 29

Allied World's Value Proposition Superior book value growth versus peers since going public in 2006 Growth in book value per share calculated by taking change in basic book value per share from September 2006 through December 2010 adjusted for common dividends paid. Based on information available on February 23, 2011. 30 (CHART)

Peer Comparisons - Operating Income ROE Operating return on average shareholders' equity is calculated by dividing operating income (net income available to common shareholders' excluding net realized investment gains or losses, net impairment charges in earnings, net foreign exchange gains or losses and impairment of intangible assets) by average adjusted shareholders' common equity (shareholders' common equity excluding the average after tax unrealized gains or losses on investments). Based on information available on February 23, 2011. Five Year Average Operating ROE Five Year Average Operating ROE Allied World 20.3% Endurance 18.6% Arch 18.4% Berkley 18.0% Axis 17.5% RLI 17.1% Aspen 14.9% HCC 14.6% Markel 14.4% Navigators 12.1% Argo 9.1% 28

Peer Comparisons - Leverage Operating leverage calculated by net premium leverage (2010 Net premiums written / 2010 ending shareholders' equity) and 2010 net reserve leverage (2010 net loss reserves / total 2010 ending shareholders' equity). Based on information available on February 23, 2011. 32

Conclusion Allied World Expects to Generate a Mid-teen ROE Over the Cycle, Assuming Normalized Catastrophe Activity Strong underwriting franchise diversified by product and geography Experienced executive management team in place Excellent capitalization, strong balance sheet and financial flexibility Enhanced by recent capital management initiatives Significant infrastructure investments made since 2008 Strengthened U.S. specialty franchise and global capabilities Well positioned to capitalize on market opportunities Current valuation inconsistent with history of strong returns 33

Agenda Executive Summary Financial Results and Strength Investments Peer Comparison / Conclusion Appendix 34

Segment Results - Q4 2010 & Q4 2009 35

36 Segment Results - FY 2010 & FY 2009

Consolidated Balance Sheets 37

Historical Operating Results 38

Non-GAAP Financial Measures In presenting the company's results, management has included and discussed in this presentation certain non generally accepted accounting principles ("non- GAAP") financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles ("U.S. GAAP"). "Operating income" is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, impairment of intangible assets and foreign exchange gain or loss. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings and net foreign exchange gain or loss from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The company excludes impairment of intangible assets as these are non-recurring charges. In addition to presenting net income determined in accordance with U.S. GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations and the company's underlying business performance. Operating income should not be viewed as a substitute for U.S. GAAP net income. The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. "Annualized return on average shareholders' equity" ("ROAE") is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and risk premium movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. "Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders' equity explanation above. See slides 40 - 42 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures. 39

Non-GAAP Financial Measures - Reconciliations 40

Non-GAAP Financial Measures - Reconciliations 41

Non-GAAP Financial Measures - Reconciliations 42